SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                   FORM 8-K/A1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): August 16, 2000.



                          ISO BLOCK PRODUCTS USA, INC.
                          (now known as CRYOCON, INC.)
             (Exact Name of Registrant as Specified in Its Charter)




        Colorado                       0-25810                   84-1206503
   (State or Other              (Commission File Number)     (I.R.S. Employee
Jurisdiction of Incorporation)                            Identification Number)


                     2250 North 1500 West, Ogden, Utah 84404
          (Address of Principal Executive Offices, Including Zip Code)


                                 (801) 395-2796
              (Registrant's Telephone Number, Including Area Code)

                          ISO Block Products USA, Inc.
                8037 S. Datura Street, Littleton, Colorado 80120
          (Former Name or Former Address, if Changed Since Last Report)

The undersigned registrant, ISO Block Products (USA), Inc., now known as Cryocon, Inc. (the "Company") hereby amends its report on Form 8-K filed August 18, 2000, by filing pro forma financial information as promised in the original filing.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


                  (a)      Pro Forma Financial Information

The pro forma financial information required to be disclosed hereunder is set forth beginning at page F-1


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ISO BLOCK PRODUCTS USA, INC.
                                            (now known as CRYOCON, INC.)



Date:  October 12, 2000                     By: /s/ Robert W. Brunson
                                            --------------------------------
                                            Name:  Robert W. Brunson
                                            Title: President

                                  CRYOCON, INC.
                     (Formerly ISO BLOCK Products USA, Inc.)
                          (A Development Stage Company)

                   CONSOLIDATED PROFORMA FINANCIAL STATEMENTS

                                 March 31, 2000






                                 C O N T E N T S


Consolidated Proforma Balance Sheet.............................................................................. 3

Consolidated Proforma Statement of Operations.................................................................... 5

Statement of Assumptions and Disclosures......................................................................... 6


                                  CRYOCON, INC.
                     (Formerly ISO BLOCK Products USA, Inc.)
                          (A Development Stage Company)
                       Consolidated Proforma Balance Sheet
                                 March 31, 2000
                                   (Unaudited)


                                     ASSETS
                                     ------

                                                                                     Proforma
                                                                  ISO Block         Adjustments
                                                 Cryocon,         Products          Increase           Proforma
                                                 Inc.             USA, Inc.         (Decrease)        Consolidated
                                             ----------------  ---------------   ---------------  ----------------
CURRENT ASSETS

   Cash and cash equivalents                 $         71,771  $           458   $        -       $         72,229
   Accounts receivable                                 12,611           -                 -                 12,611
   Mortgage receivable                                 -                16,200            -                 16,200
   Other assets                                       419,067           -                 -                419,067
                                             ----------------  ---------------   ---------------  ----------------

     Total Current Assets                             503,449           16,658            -                520,107
                                             ----------------  ---------------   ---------------  ----------------

FIXED ASSETS, NET                                   2,260,585           -                 -              2,260,585
                                             ----------------  ---------------   ---------------  ----------------

     Total Assets                            $      2,764,034  $        16,658   $        -       $      2,780,692
                                             ================  ===============   ===============  ================





                   See Summary of Assumptions and Disclosures.

                                  CRYOCON, INC.
                     (Formerly ISO BLOCK Products USA, Inc.)
                          (A Development Stage Company)
                 Consolidated Proforma Balance Sheet (Continued)
                                 March 31, 2000
                                   (Unaudited)


                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
                 ----------------------------------------------


                                                                                     Proforma
                                                                  ISO Block         Adjustments
                                                 Cryocon,         Products          Increase           Proforma
                                                 Inc.             USA, Inc.         (Decrease)        Consolidated
                                             ----------------  ---------------   ---------------  ----------------

CURRENT LIABILITIES

   Accounts payable                          $         75,705  $        26,304   $        -       $        102,009
   Accrued expenses                                    80,320           -                 -                 80,320
   Notes payable - current portion                  2,863,149           -                 -              2,863,149
                                             ----------------  ---------------   ---------------  ----------------

     Total Current Liabilities                      3,019,174           26,304            -              3,045,478
                                             ----------------  ---------------   ---------------  ----------------

LONG-TERM DEBT

   Notes payable, related party                        50,000           -                 -                 50,000
   Notes payable                                      187,291           -                 -                187,291
                                             ----------------  ---------------   ---------------  ----------------

     Total Long-Term Debt                             237,291           -                 -                237,291
                                             ----------------  ---------------   ---------------  ----------------

     Total Liabilities                              3,256,465           26,304            -              3,282,769
                                             ----------------  ---------------   ---------------  ----------------

STOCKHOLDERS' EQUITY
 (DEFICIT)

   Preferred stock, no par value,
    10,000,000 shares authorized,
    116,370 shares outstanding                         -               114,690            -                114,690
   Common stock: 50,000,000
    shares authorized of $0.0001 par
    value, 12,248,933 shares
    issued and outstanding                            577,500        2,898,306        (3,474,581)            1,225
   Additional paid-in capital                          -                 4,225           447,714           451,939
   Accumulated deficit                             (1,069,931)      (3,026,867)        3,026,867        (1,069,931)
                                             ----------------  ---------------   ---------------  ----------------

     Total Stockholders' Equity
      (Deficit)                                      (492,431)          (9,646)           -               (502,077)
                                             ----------------  ---------------   ---------------  ----------------

     TOTAL LIABILITIES AND
      STOCKHOLDERS' EQUITY
      (DEFICIT)                              $      2,764,034  $        16,658   $        -       $      2,780,692
                                             ================  ===============   ===============  ================

                   See Summary of Assumptions and Disclosures.

                                  CRYOCON, INC.
                     (Formerly ISO BLOCK Products USA, Inc.)
                          (A Development Stage Company)
                        For the Year Ended March 31, 2000
                                   (Unaudited)


                                                                                     Proforma
                                                                  ISO Block         Adjustments
                                                 Cryocon,         Products          Increase           Proforma
                                                 Inc.             USA, Inc.         (Decrease)        Consolidated
                                             ----------------  ---------------   ---------------  ----------------

REVENUES

   Net sales                                 $         22,505  $       118,460   $        -       $        140,965
                                             ----------------  ---------------   ---------------  ----------------

     Gross Profits                                     15,526           63,054            -                 78,580
                                             ----------------  ---------------   ---------------  ----------------

EXPENSES

   Depreciation and amortization                       42,299           -                 -                 42,299
   General and administrative                       1,017,014            7,684            -              1,024,698
                                             ----------------  ---------------   ---------------  ----------------

     Total Expenses                                 1,059,313            7,684            -              1,066,997
                                             ----------------  ---------------   ---------------  ----------------

LOSS FROM OPERATIONS                               (1,043,787)           7,684            -               (988,417)

GAIN ON DISPOSAL OF
 SUBSIDIARIES                                          -                86,378            -                 86,378
                                             ----------------  ---------------   ---------------  ----------------

OTHER INCOME (EXPENSE)

   Interest expense                                   (26,144)          -                 -                (26,144)
                                             ----------------  ---------------   ---------------  ----------------

     Total Other Income (Expense)                     (26,144)          -                 -                (26,144)
                                             ----------------  ---------------   ---------------  ----------------

NET INCOME (LOSS)                            $     (1,069,931) $       141,748   $        -       $       (928,183)
                                             ================  ===============   ===============  ================

                   See Summary of Assumptions and Disclosures.

                                  CRYOCON, INC.
                     (Formerly ISO BLOCK Products USA, Inc.)
                          (A Development Stage Company)
                     Summary of Assumptions and Disclosures


NOTE 1 -      ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

              a.  Business Organization

              The accompanying proforma financial statements are prepared to present the acquisition of Cryocon, Inc. (Company) by ISO Block Products USA, Inc. to aid the user in understanding the acquisition. The proforma balance sheet is presented as though the acquisition took place on March 31, 2000 and the statement of operations as though the acquisition took place March 31, 2000.

              b.  Summary of Proposed Merger

              The Company executed an Agreement and Plan or Reogranization dated April 25, 2000 (the "Exchange Agreement") with ISO BLOCK Products USA, Inc., a Colorado corporation ("ISO), pursuant to which it is anticipated that ISO will issue 44,000,000 shares to acquire all of the Company's issued and outstanding common stock from the existing holders, upon which the current shareholders of the
              Company will own approximately 86% of ISO. Pursuant to the Exchange Agreement, the existing board of ISO will resign at closing and be replaced by the current directors of the Company. The Exchange Agreement also contemplates that, following the closing of ISO's acquisition of the Company, the common stock of ISO will undergo a 4:1 reverse split in which each then outstanding common share of ISO will be changed into 1/4th of a share, and that ISO's corporate name will be changed to Cryocon, Inc. The acquisition was accounted for as a recapitalization of the Company because the shareholders of the Company controlled ISO after the acquisition. There was no adjustment to the carrying value of the assets or liabilities.

              c.  Proform Adjustments

              The proforma financial statements have been prepared as though the acquisition of Cryocon, Inc. by ISO BLOCK Products USA, Inc. occurred on March 31, 2000, through an issuance of 44,000,000 shares of common stock.



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